UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

Save Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2023, Save Foods, Inc. (the “Company” or “Save Foods”), entered into a stock exchange agreement (the “Agreement”), by and among the Company, Save Foods Ltd., an Israeli company, Yaaran Investments Ltd., an Israeli company (“Yaaran”), and NewCo, a yet-to-be formed Israeli company (“NewCo”, and together, the “Parties”), pursuant to which the Company agreed to issue to Yaaran 19.99% of its issued and outstanding capital stock as of immediately prior to the Closing (as defined in the Agreement), and in consideration thereof Save Foods Ltd., the majority-owned subsidiary of the Company, shall be issued such number of shares representing 60% of NewCo’s share capital on a fully diluted pre-Closing basis. As part of the Agreement, Save Foods has committed to support NewCo’s commercialization efforts of certain technologies researched and developed together with The Government of Israel on behalf of the State of Israel, represented by the Head of the Agricultural Research Organization and the Treasurer of A.R.O., by making available up to $1.2 million in three conditional installments.

The Agreement contained customary representations, warranties and agreements by each of the Parties. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and were subject to limitations agreed upon by the contracting parties.

The Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing descriptions of the terms of the Agreement are qualified in their entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
1.1*	Stock Exchange Agreement, by and among Save Foods, Inc., Save Foods Ltd., Yaaran Investments Ltd., and NewCo, Ltd. dated July 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain confidential information contained in this exhibit, marked by brackets, was omitted because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. “[***]” indicates where the information has been omitted from this exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Save Foods, Inc.

Date: July 12, 2023	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer